[NEUBERGER BERMAN
A LEHMAN BROTHERS COMPANY LOGO]

PROSPECTUS JUNE 15, 2005



                                NEUBERGER BERMAN
                                EQUITY FUNDS

                                               INSTITUTIONAL
                                               CLASS SHARES

                                               INTERNATIONAL INSTITUTIONAL FUND

THESE SECURITIES, LIKE THE SECURITIES OF ALL MUTUAL FUNDS, HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, AND THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS
--------------------------------------------------------------------------------

     EQUITY FUNDS

     International Institutional Fund..........................................1

     YOUR INVESTMENT

     Share Prices..............................................................5
     Distributions and Taxes...................................................6
     Maintaining Your Account..................................................8
     Market Timing Policy.....................................................13
     Portfolio Holdings Policy................................................14
     Related Performance......................................................15



     THIS FUND:

     o    is designed for investors  with  long-term  goals in mind

     o offers you the opportunity to participate in financial markets through a professionally managed stock portfolio

     o also offers the opportunity to diversify your portfolio with a fund that invests using a combination of a growth and value approach

     o carries certain risks, including the risk that you could lose money if fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)

     o is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency

     o    normally invests at least 80% of its net assets in equity securities.

THE "NEUBERGER BERMAN" NAME AND LOGO ARE REGISTERED SERVICE MARKS OF NEUBERGER BERMAN, LLC. "NEUBERGER BERMAN MANAGEMENT INC." AND THE INDIVIDUAL FUND NAME IN THIS PROSPECTUS ARE EITHER SERVICE MARKS OR REGISTERED SERVICE MARKS OF NEUBERGER BERMAN MANAGEMENT INC.(C) 2005 NEUBERGER BERMAN MANAGEMENT INC. ALL RIGHTS RESERVED.

NEUBERGER BERMAN
INTERNATIONAL INSTITUTIONAL FUND
--------------------------------------------------------------------------------
[CHESS ICON]
     GOAL & STRATEGY

     THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN COMMON STOCKS OF FOREIGN COMPANIES.

     To pursue this goal, the fund invests mainly in foreign companies of any size, including companies in developed and emerging industrialized markets. The fund defines a foreign company as one that is organized outside of the United States and conducts the majority of its business abroad.

     The fund seeks to reduce risk by diversifying among many industries. Although it has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions.

     In picking stocks, the manager looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. Factors in identifying these firms may include strong fundamentals, such as attractive cash flows and balance sheets, as well as prices that are reasonable in light of projected returns. The manager also considers the outlooks for various countries and regions around the world, examining economic, market, social, and political conditions.

     The manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

     The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

     o    FOREIGN STOCKS

     THERE ARE MANY PROMISING OPPORTUNITIES FOR INVESTMENT OUTSIDE THE UNITED STATES. THESE FOREIGN MARKETS OFTEN RESPOND TO DIFFERENT FACTORS, AND THEREFORE TEND TO FOLLOW CYCLES THAT ARE DIFFERENT FROM EACH OTHER.

     FOR THIS REASON, MANY INVESTORS PUT A PORTION OF THEIR PORTFOLIOS IN FOREIGN INVESTMENTS AS A WAY OF GAINING FURTHER DIVERSIFICATION. WHILE FOREIGN STOCK MARKETS CAN BE RISKY, INVESTORS GAIN AN OPPORTUNITY TO ADD POTENTIAL LONG-TERM GROWTH.

     o    GROWTH VS. VALUE INVESTING

     VALUE INVESTORS SEEK STOCKS TRADING AT BELOW MARKET AVERAGE PRICES BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES BEFORE OTHER INVESTORS DISCOVER THEIR WORTH. GROWTH INVESTORS SEEK COMPANIES THAT ARE ALREADY SUCCESSFUL BUT MAY NOT HAVE REACHED THEIR FULL POTENTIAL.

                       1 INTERNATIONAL INSTITUTIONAL FUND

[ARROW ICON]

     MAIN RISKS

     Most of the fund's performance depends on what happens in international stock markets. The behavior of these markets is unpredictable, particularly in the short term. Although foreign stocks offer added diversification potential, world markets may all react in similar fashion to important economic or political developments. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

     Foreign stocks are subject to more risks than comparable U.S. stocks. This is in part because some foreign markets are less developed and foreign governments, economies, laws, tax codes, and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete, or inaccurate. As a result, foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid. These risks are generally greater in emerging markets. Over a given period of time, foreign stocks may underperform U.S. stocks - sometimes for years. The fund could also underperform if the manager invests in countries or regions whose economic performance falls short.

     Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses.

     Mid- and small-cap stocks tend to be less liquid and more volatile than large-cap stocks. Any type of stock may underperform any other during a given period.

     With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

     Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

     OTHER RISKS

     The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. The fund may use derivatives for hedging and for speculation. Hedging could reduce the fund's losses from currency fluctuations, but could also reduce its gains. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss. A derivative instrument could fail to perform as expected. Any speculative investment could cause a loss for the fund.

     WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES BUT MAY MEAN LOST OPPORTUNITIES.

                       2 INTERNATIONAL INSTITUTIONAL FUND

[RULER ICON]

     PERFORMANCE

     Because the fund is new it has no performance to report. The fund is modeled after an existing mutual fund that is managed by Neuberger Berman Management Inc. and has a goal and strategy that are identical to that fund. Please see "Related Performance" for information on the performance of that fund and of similar accounts managed by Neuberger Berman Management Inc.

[PENNY ICON]

     INVESTOR EXPENSES

     The fund does not charge you any fees for buying or selling shares held for more than 60 days or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

     FEE TABLE                                                    The example assumes that you invested $10,000
--------------------------------------------------------          for the  periods  shown,  that  you  earned a
     SHAREHOLDER FEES (% of amount redeemed)                      hypothetical  5% total return each year,  and
     ---------------------------------------                      that the  fund's  expenses  were those in the
     These are deducted directly from your investment.            table to the left.  Your  costs  would be the
                                                                  same   whether   you  sold  your   shares  or
     REDEMPTION FEE*                            2.00              continued  to  hold  them  at the end of each
                                                                  period.  Actual  performance and expenses may
     This fee is charged on                                       be higher or lower.
     investments held 60 days
     or less. See "Redemption                                     ----------------------------------------------
     Fee" for more                                                                             1 Year    3 Years
     information.                                                 ----------------------------------------------
                                                                  Expenses                       $87       $271
     ANNUAL OPERATING EXPENSES                                    ----------------------------------------------
     (% of average net
     assets)** These are
     deducted from fund
     assets, so you pay them
     indirectly

         Management fees                        1.00
PLUS:    Distribution (12b-1) fees              None
         Other expenses*                        1.42
------------------------------------------------------
     EQUALS:  Total annual operating expenses   2.42
------------------------------------------------------
     MINUS:   Expense reimbursement**           1.57
------------------------------------------------------
     EQUALS:  Net expenses                      0.85
--------------------------------------------------------


* OTHER EXPENSES ARE ESTIMATED BASED ON $25 MILLION AVERAGE NET ASSETS IN THE FUND.

** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO REIMBURSE CERTAIN EXPENSES OF THE FUND THROUGH 8/31/2015, SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND ARE LIMITED TO 0.85% OF AVERAGE NET ASSETS. THIS ARRANGEMENT DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED TO REPAY NBMI FOR EXPENSES REIMBURSED TO THE FUND PROVIDED THAT REPAYMENT DOES NOT CAUSE THE FUND'S ANNUAL OPERATING EXPENSES TO EXCEED 0.85% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.

[PEOPLE ICON]

     PORTFOLIO MANAGER

     BENJAMIN SEGAL is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. Segal joined the firm in 1999 and has been the manager since November 2003. Prior to that he was a co-manager since 2000. He was an assistant portfolio manager at another firm from 1997 to 1998. Prior to 1997, he held positions in international finance and consulting. The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities.

     INVESTMENT MANAGER

     Neuberger Berman Management Inc. is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $82.9 billion in total assets (as of 12/31/2004) and continue an asset management history that began in 1939. The fund will pay Neuberger Berman Management Inc. fees at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion for investment management services and 0.15% of average daily net assets for administrative services provided to the fund.

                       3 INTERNATIONAL INSTITUTIONAL FUND

[$123 ICON]

     FINANCIAL HIGHLIGHTS

     When this prospectus was prepared, the fund was new and had no financial highlights to report.

                       4 INTERNATIONAL INSTITUTIONAL FUND

NEUBERGER BERMAN
YOUR INVESTMENT
--------------------------------------------------------------------------------

     o SHARE PRICES

     Because shares of the fund do not have a sales charge, the price you pay for each share of the fund is the fund's net asset value per share. Unless a redemption fee is applied, the fund pays you the full share price when you sell shares. The fund imposes a redemption fee on sales of fund shares held 60 days or less. See "Redemption Fee" for more information. If you use an investment provider, that provider may charge fees that are in addition to those described in this prospectus.

     The fund is open for business every day the New York Stock Exchange ("Exchange") is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days or other days on which the Exchange is closed. The fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see "Maintaining Your Account" for information on placing orders). If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it's possible that the fund's share price could change on days when you are unable to buy or sell shares.

     Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the fund could change on days when you can't buy or sell fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

     o SHARE PRICE CALCULATIONS

     THE PRICE OF A SHARE OF THE FUND IS THE TOTAL VALUE OF THE FUND'S ASSETS MINUS ITS LIABILITIES, DIVIDED BY THE TOTAL NUMBER OF FUND SHARES OUTSTANDING. BECAUSE THE VALUE OF THE FUND'S SECURITIES CHANGES EVERY BUSINESS DAY, THE SHARE PRICE USUALLY CHANGES AS WELL.

     WHEN VALUING PORTFOLIO SECURITIES, THE FUND USES MARKET PRICES. HOWEVER, IN CERTAIN CASES, EVENTS THAT OCCUR AFTER CERTAIN MARKETS HAVE CLOSED MAY RENDER THESE PRICES UNRELIABLE.

     WHEN THE FUND BELIEVES A REPORTED MARKET PRICE FOR A SECURITY DOES NOT REFLECT THE AMOUNT IT WOULD RECEIVE ON A CURRENT SALE OF THAT SECURITY, THE FUND WILL SUBSTITUTE FOR THE MARKET PRICE A FAIR-VALUE ESTIMATE MADE ACCORDING TO METHODS APPROVED BY ITS TRUSTEES. THE FUND WILL ALSO USE THESE METHODS TO VALUE CERTAIN TYPES OF ILLIQUID SECURITIES.

     FAIR VALUE PRICING GENERALLY WILL BE USED IF THE EXCHANGE ON WHICH A PORTFOLIO SECURITY IS TRADED CLOSES EARLY OR IF TRADING IN A PARTICULAR SECURITY WAS HALTED DURING THE DAY AND DID NOT RESUME PRIOR TO THE FUND'S NET ASSET VALUE CALCULATION. THE FUND MAY ALSO USE THESE METHODS TO VALUE SECURITIES THAT TRADE IN A FOREIGN MARKET, IF SIGNIFICANT EVENTS THAT APPEAR LIKELY TO AFFECT THE VALUE OF THOSE SECURITIES OCCUR BETWEEN THE TIME THAT FOREIGN MARKET CLOSES AND THE TIME THE EXCHANGE CLOSES. SIGNIFICANT EVENTS MAY INCLUDE (1) THOSE IMPACTING A SINGLE ISSUER, (2) GOVERNMENTAL ACTIONS THAT AFFECT SECURITIES IN ONE SECTOR OR COUNTRY, (3) NATURAL DISASTERS OR ARMED CONFLICTS AFFECTING A COUNTRY OR REGION, OR (4) SIGNIFICANT DOMESTIC OR FOREIGN MARKET FLUCTUATIONS. THE EFFECT OF USING FAIR VALUE PRICING IS THAT THE FUND'S NET ASSET VALUE WILL BE SUBJECT TO THE JUDGMENT OF NEUBERGER BERMAN MANAGEMENT INC., OPERATING UNDER PROCEDURES APPROVED BY THE TRUSTEES, INSTEAD OF BEING DETERMINED BY MARKET PRICES.

                                5 YOUR INVESTMENT

     o PRIVILEGES AND SERVICES

     If you purchase shares directly from Neuberger Berman Management Inc., you have access to the services listed below. If you are purchasing shares through an investment provider, consult that provider for information about investment services.

     SYSTEMATIC INVESTMENTS -- This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more. You choose the schedule and amount. Your investment money may come from a Neuberger Berman money market fund or your bank account.

     SYSTEMATIC WITHDRAWALS -- This plan lets you arrange withdrawals of at least $100 from a Neuberger Berman fund on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

     ELECTRONIC BANK TRANSFERS -- When you sell fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

     o DOLLAR-COST AVERAGING

     SYSTEMATIC INVESTING ALLOWS YOU TO TAKE ADVANTAGE OF THE PRINCIPLE OF DOLLAR-COST AVERAGING. WHEN YOU MAKE REGULAR INVESTMENTS OF A GIVEN AMOUNT
     - SAY, $100 A MONTH - YOU WILL END UP INVESTING AT DIFFERENT SHARE PRICES OVER TIME. WHEN THE SHARE PRICE IS HIGH, YOUR $100 BUYS FEWER SHARES; WHEN THE SHARE PRICE IS LOW, YOUR $100 BUYS MORE SHARES. OVER TIME, THIS CAN HELP LOWER THE AVERAGE PRICE YOU PAY PER SHARE.

     DOLLAR-COST AVERAGING CANNOT GUARANTEE YOU A PROFIT OR PROTECT YOU FROM LOSSES IN A DECLINING MARKET. BUT IT CAN BE BENEFICIAL OVER THE LONG TERM.

     o DISTRIBUTIONS AND TAXES

     DISTRIBUTIONS -- The fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the fund makes any distributions once a year, in December.

     Unless you designate otherwise, your income and capital gain distributions from the fund will be reinvested in additional shares of the fund. However, if you prefer you may receive all distributions in cash or reinvest capital gain distributions but receive income distributions in cash. Distributions taken in cash can be sent to you by check, by electronic transfer to a designated bank account. To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must consult it about whether your income and capital gain distributions will be reinvested in additional fund shares or paid in cash.

     HOW DISTRIBUTIONS ARE TAXED -- Except for tax-advantaged retirement plans and accounts and other tax-exempt investors and as noted in the next sentence, all fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional fund shares.

     Fund distributions to Roth IRAs, other individual retirement accounts and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.

                                        6 YOUR INVESTMENT

     Distributions generally are taxable to you in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see "Taxes and You") will help clarify this for you.

     Distributions of income and the excess of net short-term capital gain over net long-term capital loss are generally taxed as ordinary income. Although the fund's dividends attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations) are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy certain holding period and other restrictions with respect to their fund shares, the fund does not expect to earn a significant amount of such income.

     Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum rate for individual shareholders. The tax treatment of capital gain distributions depends on how long the fund held the securities it sold, not on when you bought your shares of the fund, or whether you reinvested your distributions.

     HOW SHARE TRANSACTIONS ARE TAXED -- When you sell (redeem) fund shares, you generally realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement accounts. Any capital gain an individual shareholder recognizes on a redemption of his or her fund shares that have been held for more than one year will qualify for the 15% maximum rate.

     o TAXES AND YOU

     THE TAXES YOU ACTUALLY OWE ON DISTRIBUTIONS AND SHARE TRANSACTIONS CAN VARY WITH MANY FACTORS, SUCH AS YOUR TAX BRACKET, HOW LONG YOU HELD YOUR SHARES AND WHETHER YOU OWE ALTERNATIVE MINIMUM TAX.

     HOW CAN YOU FIGURE OUT YOUR TAX LIABILITY ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS? ONE HELPFUL TOOL IS THE TAX STATEMENT THAT WE OR YOUR INVESTMENT PROVIDER SENDS YOU EVERY JANUARY. IT DETAILS THE DISTRIBUTIONS YOU RECEIVED DURING THE PAST YEAR AND SHOWS THEIR TAX STATUS. A SEPARATE STATEMENT COVERS YOUR SHARE TRANSACTIONS.

     MOST IMPORTANTLY, CONSULT YOUR TAX PROFESSIONAL. EVERYONE'S TAX SITUATION IS DIFFERENT, AND YOUR PROFESSIONAL SHOULD BE ABLE TO HELP YOU ANSWER ANY QUESTIONS YOU MAY HAVE.

     o BACKUP WITHHOLDING

     THE FUND IS REQUIRED TO WITHHOLD 28% OF THE MONEY YOU ARE OTHERWISE ENTITLED TO RECEIVE FROM ITS DISTRIBUTIONS AND REDEMPTION PROCEEDS IF YOU ARE AN INDIVIDUAL OR CERTAIN OTHER NON-CORPORATE SHAREHOLDER WHO FAILS TO PROVIDE A CORRECT TAXPAYER IDENTIFICATION NUMBER TO THE FUND. WITHHOLDING AT THAT RATE ALSO IS REQUIRED FROM THE FUND'S DISTRIBUTIONS TO WHICH YOU ARE OTHERWISE ENTITLED IF YOU ARE SUCH A SHAREHOLDER AND THE IRS TELLS US THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING OR YOU ARE SUBJECT TO BACKUP WITHHOLDING FOR ANY OTHER REASON.

     IN THE CASE OF A CUSTODIAL ACCOUNT FOR A NEWBORN, IF THE APPROPRIATE TAXPAYER IDENTIFICATION NUMBER HAS BEEN APPLIED FOR BUT IS NOT AVAILABLE WHEN YOU COMPLETE THE ACCOUNT APPLICATION, YOU MAY OPEN THE ACCOUNT WITHOUT THAT NUMBER, IF WE RECEIVE THE CUSTODIAN'S DATE OF BIRTH AND SOCIAL SECURITY NUMBER TOGETHER WITH A COPY OF THE REQUEST MADE TO THE IRS FOR THE NEWBORN'S SOCIAL SECURITY NUMBER. HOWEVER, WE MUST RECEIVE THE NEW NUMBER WITHIN 60 DAYS OR THE ACCOUNT WILL BE CLOSED. FOR INFORMATION ON CUSTODIAL ACCOUNTS, CALL 800-366-6264.

                                7 YOUR INVESTMENT

     YOU MUST SUPPLY YOUR SIGNED TAXPAYER IDENTIFICATION NUMBER FORM TO YOUR INVESTMENT PROVIDER, AND IT MUST SUPPLY ITS TAXPAYER IDENTIFICATION NUMBER TO US, IN ORDER TO AVOID BACKUP WITHHOLDING.

     o BUYING SHARES BEFORE A DISTRIBUTION

     THE MONEY THE FUND EARNS, EITHER AS INCOME OR AS CAPITAL GAINS, IS REFLECTED IN ITS SHARE PRICE UNTIL THE FUND DISTRIBUTES THE MONEY. AT THAT TIME, THE AMOUNT OF THE DISTRIBUTION IS DEDUCTED FROM THE SHARE PRICE. THE AMOUNT OF THE DISTRIBUTION IS EITHER REINVESTED IN ADDITIONAL SHARES OF THE FUND OR PAID TO SHAREHOLDERS IN CASH.

     BECAUSE OF THIS, IF YOU BUY SHARES JUST BEFORE THE FUND MAKES A DISTRIBUTION, YOU'LL END UP GETTING SOME OF YOUR INVESTMENT BACK AS A TAXABLE DISTRIBUTION. YOU CAN AVOID THIS SITUATION BY WAITING TO INVEST UNTIL AFTER THE RECORD DATE FOR THE DISTRIBUTION.

     GENERALLY,  IF  YOU'RE  INVESTING  IN THE  FUND  THROUGH  A  TAX-ADVANTAGED
     RETIREMENT   ACCOUNT,   THERE  ARE  NO  TAX  CONSEQUENCES  TO  YOU  FROM  A
     DISTRIBUTION.

     o MAINTAINING YOUR ACCOUNT

     WHEN YOU BUY SHARES -- Instructions for buying shares from Neuberger Berman Management Inc. are under "Buying Shares." See "Investment Providers" if you are buying shares through an investment provider. Whenever you make an initial investment in the fund or add to your existing account, you will be sent a statement confirming your transaction. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank. The minimum initial investment is $5 million.

     When you purchase shares you will receive the next share price calculated after your order has been accepted.

     Purchase orders are deemed "accepted" when the fund's transfer agent has received your check or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management Inc. will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management Inc. or its administrative agent by the following morning. In addition, if you have established a systematic investment program (SIP) with the fund, your order is deemed accepted on the date you preselected on your SIP application for the systematic investments to occur.

     WHEN YOU SELL SHARES -- If you bought your shares from Neuberger Berman Management Inc., instructions for selling shares are under "Selling Shares." See "Investment Providers" if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time.

     If you sell shares of the fund within 60 days or less of purchase, you may be charged a redemption fee. See the "Redemption Fee" section for more information.

     When selling shares in an account that you do not intend to close, be sure to leave at least $5 million worth of shares in the account. Otherwise, the fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and send you the proceeds by mail.

                                8 YOUR INVESTMENT

     The fund reserves the right to pay in kind for redemptions. The fund does not redeem in kind under normal circumstances, but would do so when Neuberger Berman Management Inc. has determined that it is in the best interests of the fund's shareholders as a whole.

     UNCASHED CHECKS -- We do not pay interest on uncashed checks from fund distributions or the sale of fund shares. We are not responsible for checks after they are sent to you. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

     STATEMENTS AND CONFIRMATIONS -- Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

     PLACING ORDERS BY TELEPHONE -- Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you don't want it.

     Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as the fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

     In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by fax or express delivery.

     PROCEEDS FROM THE SALE OF SHARES -- The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within three business days. There are two cases in which proceeds may be delayed beyond this time:

     o in unusual circumstances where the law allows additional time if needed

     o if a check you wrote to buy shares hasn't cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase

     If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

     The fund does not issue certificates for shares. If you have share certificates from prior purchases, the only way to redeem them is by sending in the certificates. If you lose a certificate, you will incur a fee before any transaction can be processed.

     OTHER POLICIES -- Under certain circumstances, the fund reserves the right to:

     o    suspend the offering of shares
     o    reject any purchase order
     o suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order
     o    suspend the telephone order privilege
     o satisfy an order to sell fund shares with securities rather than cash, for certain very large orders
     o suspend or postpone your right to sell fund shares on days when trading on the Exchange is restricted, or as otherwise permitted by the SEC
     o change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

                                9 YOUR INVESTMENT

     o SIGNATURE GUARANTEES

     YOU MAY NEED A SIGNATURE GUARANTEE WHEN YOU PURCHASE SHARES DIRECTLY OR FROM AN INVESTMENT PROVIDER. A SIGNATURE GUARANTEE IS A GUARANTEE THAT YOUR SIGNATURE IS AUTHENTIC.

     MOST BANKS, BROKERS, AND OTHER FINANCIAL INSTITUTIONS CAN PROVIDE YOU WITH ONE. SOME MAY CHARGE A FEE; OTHERS MAY NOT, PARTICULARLY IF YOU ARE A CUSTOMER OF THEIRS.

     SIGNATURE GUARANTEES ARE REQUIRED FOR A VARIETY OF TRANSACTIONS INCLUDING REQUESTS FOR CHANGES TO YOUR ACCOUNT OR TO THE INSTRUCTIONS FOR DISTRIBUTION OF PROCEEDS. WE RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE ON ANY TRANSACTION AT OUR DISCRETION.

     A NOTARIZED SIGNATURE FROM A NOTARY PUBLIC IS NOT A SIGNATURE GUARANTEE.

     o INVESTMENT PROVIDERS

     THE SHARES AVAILABLE IN THIS PROSPECTUS MAY ALSO BE PURCHASED THROUGH CERTAIN INVESTMENT PROVIDERS SUCH AS BANKS, BROKERAGE FIRMS, WORKPLACE RETIREMENT PROGRAMS, AND FINANCIAL ADVISERS.

     THE FEES AND POLICIES OUTLINED IN THIS PROSPECTUS ARE SET BY THE FUND AND BY NEUBERGER BERMAN MANAGEMENT INC. HOWEVER, IF YOU USE AN INVESTMENT PROVIDER, MOST OF THE INFORMATION YOU'LL NEED FOR MANAGING YOUR INVESTMENT WILL COME FROM THAT PROVIDER. THIS INCLUDES INFORMATION ON HOW TO BUY AND SELL SHARES, INVESTOR SERVICES, AND ADDITIONAL POLICIES.

     IF YOU USE AN INVESTMENT PROVIDER, YOU MUST CONTACT THAT PROVIDER TO BUY OR SELL SHARES OF THE FUND DESCRIBED IN THIS PROSPECTUS.

     o INFORMATION REQUIRED FROM NEW ACCOUNTS

     TO HELP THE U.S. GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY, AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.

     WHEN YOU OPEN AN ACCOUNT, WE (WHICH MAY INCLUDE YOUR INVESTMENT PROVIDER ACTING ON OUR BEHALF OR AS OUR AGENT) WILL REQUIRE YOUR NAME, ADDRESS, DATE OF BIRTH, AND SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER. WE MAY ALSO REQUIRE OTHER IDENTIFYING DOCUMENTS. IF WE CANNOT VERIFY THE INFORMATION YOU SUPPLY TO US OR IF IT IS INCOMPLETE, WE MAY BE REQUIRED TO RETURN YOUR FUNDS OR REDEEM YOUR ACCOUNT.

                                       10 YOUR INVESTMENT

BUYING SHARES

METHOD                 THINGS TO KNOW                    INSTRUCTIONS
-------------------------------------------------------------------------------------------------
SENDING US A CHECK     Your first investment must        Fill out the application and
                       be at least $5 million            enclose your check

                       We cannot accept cash,            If regular first-class mail,
                       money orders, starter             send to:
                       checks, cashier's checks,           NEUBERGER BERMAN FUNDS
                       travelers checks, or other          BOSTON SERVICE CENTER
                       cash equivalents                    P.O. BOX 8403
                                                           BOSTON, MA 02266-8403

                       You will be responsible           If express delivery,
                       for any losses or fees            registered mail, or certified
                       resulting from a bad              mail, send to:
                       check; if necessary, we             NEUBERGER BERMAN FUNDS
                       may sell other shares               C/O STATE STREET BANK AND
                       belonging to you in order           TRUST COMPANY
                       to cover these losses               66 BROOKS DRIVE
                                                           BRAINTREE, MA 02184-3839
                       All checks must be made out
                       to "Neuberger Berman Funds";
                       we cannot accept checks made
                       out to you or other parties
                       and signed over to us
-------------------------------------------------------------------------------------------------

WIRING MONEY           Your first investment             Before wiring any money, call
                       must be at least $5               800-366-6264 for an order
                       million                           confirmation

                                                         Have your financial
                                                         institution send your wire to
                                                         State Street Bank and Trust
                                                         Company

                                                         Include your name, the fund
                                                         name, your account number and
                                                         other information as requested
-------------------------------------------------------------------------------------------------
BY TELEPHONE           We do not accept phone            Call 800-366-6264 to notify us
                       orders for a first                of your purchase
                       investment
                                                         Immediately follow up with a
                       Additional shares will be         wire or electronic transfer
                       purchased when your order
                       is accepted

                       Not available on
                       retirement accounts
-------------------------------------------------------------------------------------------------
SETTING UP SYSTEMATIC  All investments must be           Call 800-366-6264 for instructions

INVESTMENTS            at least $100
-------------------------------------------------------------------------------------------------

                                  11 YOUR INVESTMENT

SELLING SHARES

METHOD                      THINGS TO KNOW               INSTRUCTIONS
--------------------------------------------------------------------------------
SENDING US A LETTER    Unless you instruct          Send us a letter requesting
                       us otherwise, we will        us to sell shares signed by
                       mail your proceeds by        registered owners; include
                       of record, payable to        your name, account number,
                       the registered owner(s)      the fund name, the dollar
                                                    amount or number of shares
                                                    you want to sell, and any
                                                    other instructions
                       If you have designated a
                       bank account on your         If regular first-class mail,
                       application, you can         send to:
                       request that we wire the       NEUBERGER BERMAN FUNDS
                       proceeds to this account       BOSTON SERVICE CENTER
                                                      P.O. BOX 8403
                       You can also request that      BOSTON, MA 02266-8403
                       we send the proceeds to
                       your designated bank         If express delivery,
                       account by electronic        registered mail, or certified
                       transfer (ACH)               mail, send to:
                                                      NEUBERGER BERMAN FUNDS
                       You may need a signature       C/O STATE STREET BANK AND TRUST COMPANY
                       guarantee                      66 BROOKS DRIVE
                                                      BRAINTREE, MA 02184-3839
                       Please also supply us
                       with your e-mail address
                       and daytime telephone
                       number when you write to
                       us in the event we need
                       to reach you

-------------------------------------------------------------------------------------------------
SENDING US A FAX       Not available if you have    Write a request to sell shares as
                       changed the address in the   described above
                       past 15 days
                                                    Call 800-366-6264 to obtain the
                                                    appropriate fax number
-------------------------------------------------------------------------------------------------
CALLING IN YOUR ORDER  Not available if you have    Call 800-366-6264 to place your order
                       declined the phone option
                       or are selling shares in     Give your name, account number, the
                       certain retirement           fund name, the dollar amount or
                       accounts (The only           number of shares you want to sell,
                       exception is for those       and any other instructions
                       retirement shareholders
                       who are at least 59 1/2
                       or older and have their
                       birthdates on file)

                       Not available if you have
                       changed the address on
                       the account in the past
                       15 days
-------------------------------------------------------------------------------------------------
SETTING UP SYSTEMATIC  Withdrawals must be at       Call 800-366-6264 for
WITHDRAWALS            least $100                   instructions
--------------------------------------------------------------------------------
REDEMPTION FEE         The fund charges a 2.00%     See section entitled
                       redemption fee on shares     "Redemption Fee" or call
                       redeemed within 60 days or   800-366-6264 for more
                       less of purchase             information
--------------------------------------------------------------------------------

                                       12 YOUR INVESTMENT

     o    RETIREMENT PLANS

     WE OFFER INVESTORS A NUMBER OF TAX-ADVANTAGED PLANS FOR RETIREMENT SAVING:

     TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAs) ALLOW MONEY TO GROW TAX-DEFERRED UNTIL YOU TAKE IT OUT, USUALLY AT OR AFTER RETIREMENT. CONTRIBUTIONS ARE DEDUCTIBLE FOR SOME INVESTORS, BUT EVEN WHEN THEY'RE NOT, AN IRA CAN BE BENEFICIAL.

     ROTH IRAs OFFER TAX-FREE GROWTH LIKE A TRADITIONAL IRA, BUT INSTEAD OF TAX-DEDUCTIBLE CONTRIBUTIONS, THE WITHDRAWALS ARE TAX-FREE FOR INVESTORS WHO MEET CERTAIN REQUIREMENTS.

     ALSO AVAILABLE: SEP-IRA, SIMPLE, KEOGH, AND OTHER TYPES OF PLANS. COVERDELL EDUCATION SAVINGS ACCOUNTS (FORMERLY EDUCATION IRAs), THOUGH NOT FOR RETIREMENT SAVINGS, ALSO ARE AVAILABLE. CONSULT YOUR TAX PROFESSIONAL TO FIND OUT WHICH TYPES OF PLANS OR ACCOUNTS MAY BE BENEFICIAL FOR YOU, THEN CALL 800-366-6264 FOR INFORMATION ON ANY NEUBERGER BERMAN RETIREMENT PLAN OR ACCOUNT.

     o    REDEMPTION FEE

     If you sell your shares of the fund within 60 days or less of purchase, you will be charged a fee of 2.00% on the current net asset value of the shares sold. The fee is paid to the fund to offset costs associated with short-term trading, such as portfolio transaction and administrative costs.

     The fund uses a "first in, first out" method to determine how long you have held your fund shares. This means that if you bought shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

     We may not impose the redemption fee on a redemption of:

     o shares acquired by reinvestment of dividends or other distributions of the fund;

     o    shares held in an account of certain  qualified  retirement  plans;

     o shares purchased through other investment providers, if the provider imposes a similar type of fee or otherwise has a policy in place to deter short-term trading; or

     o    shares held in certain rebalancing and asset allocation programs.

     Shareholders purchasing through an investment provider should contact that provider to determine whether it imposes a redemption fee or has such a policy in place.

     o    MARKET TIMING POLICY

     Frequent purchases and redemptions in fund shares ("market-timing activities") can interfere with fund management and affect costs and performance for other shareholders. To discourage market-timing activities by fund shareholders, the fund's trustees have adopted market-timing policies and have approved the procedures of the principal underwriter for implementing those policies. In furtherance of these policies, under certain circumstances, the fund reserves the right to reject any investment order or suspend the telephone order privilege.

     To further discourage excessive trading, if a shareholder sells shares of the fund within 60 days of purchase, the shareholder will be charged a 2.00% fee on the current net asset value of the shares sold. The fee is paid to the fund to offset costs associated with short-term trading, such as portfolio transaction and administrative costs, and is imposed uniformly on all shareholders, with only a few exceptions: the fund will not impose a fee on a redemption of shares acquired by reinvestment of dividends or other distributions of the fund; shares held in an account of certain

                                       13 YOUR INVESTMENT
     qualified retirement plans; shares purchased through other investment providers, if the provider imposes a similar type of fee or otherwise has a policy in place to deter short-term trading; or shares held in certain rebalancing and asset allocation programs.

     Neuberger Berman Management Inc. applies the fund's policies and procedures with respect to market-timing activities by monitoring trading activity in the fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases of fund shares. These policies and procedures are applied consistently to all shareholders. Although the fund makes an effort to monitor for market-timing activities, the ability of the fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the fund will be able to eliminate all market-timing activities.

     o    PORTFOLIO HOLDINGS POLICY

     A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information. The top ten portfolio holdings for the fund are available at www.nb.com 15-30 days after the end of each fiscal quarter.

     The complete portfolio holdings for the fund will be available at http://www.nb.com/ind/mutual_funds/prospectuses/ 15-30 days after month-end. The fund's complete portfolio holdings will remain available until a report on Form N-Q or Form N-CSR including the date of the posted information has been filed with the SEC.

                                       14 YOUR INVESTMENT

NEUBERGER BERMAN
INTERNATIONAL FUND
--------------------------------------------------------------------------------

     RELATED PERFORMANCE

     As of the date of this prospectus, the fund is new and has no performance to report. The fund is modeled after Neuberger Berman International Fund, an existing fund that is managed by the Neuberger Berman Management Inc. and has an investment objective, policies and strategies that are identical in all material respects to the fund. Neuberger Berman International Fund had a policy of investing primarily in mid- and large-cap stocks prior to September 1998 and its performance during that time might have been different if its current policies had been in effect.

     Neuberger Berman Management Inc. has managed Neuberger Berman International Fund since its inception and its asset size as of December 31, 2004 was approximately $259 million.

     Below you will find information about the prior performance of the Investor Class of Neuberger Berman International Fund. The Investor Class of Neuberger Berman International Fund has higher expenses. Returns (before and after taxes) are based on past results and are not an indication of future performance.

     The performance of Neuberger Berman International Fund does not represent the past performance of the fund and is not an indication of the future performance of the fund. You should not assume that the fund will have the same performance as Neuberger Berman International Fund. The performance of the fund may be better or worse than the performance of Neuberger Berman International Fund due to, among other things, differences in portfolio holdings, expenses, asset sizes, and cash flows between the fund and
     Neuberger Berman International Fund. Neuberger Berman International Institutional Fund has lower total expenses than the Investor Class of Neuberger Berman International Fund, which would have resulted in higher performance if Neuberger Berman International Institutional Fund's expenses had been applied to the performance of the Investor Class of Neuberger Berman International Fund.

     The bar chart below shows how performance of the Investor Class of Neuberger Berman International Fund has varied from year to year. The table beside the chart shows what the return of the Investor Class of Neuberger Berman International Fund would equal if you averaged out actual performance over various lengths of time. This information is based on past performance; it's not a prediction of future results.

                                       15 INTERNATIONAL FUND

NEUBERGER BERMAN INTERNATIONAL FUND -- INVESTOR CLASS

[CHART]

YEAR-BY-YEAR % RETURNS as of 12/31 each year*

--------------------------------------------------------------------------------
1995     '96     '97     '98    '99     '00      '01      '02     '03     '04
--------------------------------------------------------------------------------
7.88     23.69   11.21   2.35   65.86  -24.36   -18.01   -13.10   43.30   30.33
--------------------------------------------------------------------------------

BEST QUARTER: Q4 '99, 43.21%
WORST QUARTER: Q3 '98, -26.09%



AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2004*
                                             1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
NEUBERGER BERMAN INTERNATIONAL
FUND INVESTOR CLASS
Return Before Taxes                            30.33        0.13       9.75
Return After Taxes on Distributions            30.33       -0.85       9.17
Return After Taxes on Distributions
and Sale of Fund Shares                        19.98       -0.23       8.49
EAFE Index                                     20.70       -0.80       5.94


After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

RETURNS WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED CERTAIN EXPENSES DURING THE PERIODS SHOWN.

INDEX DESCRIPTION:

The EAFE Index is an unmanaged index of stocks from Europe, Australasia, and the Far East.

* RETURNS WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED CERTAIN EXPENSES DURING THE PERIODS SHOWN.


                              16 INTERNATIONAL FUND

NBMI
INTERNATIONAL COMPOSITE
--------------------------------------------------------------------------------
     The Neuberger Berman Management Inc. also manages other funds and separate accounts with investment objectives, policies and strategies that are substantially similar to the fund. Below you will find information about the prior performance of the NBMI International Composite. The NBMI International Composite consists of funds and separate accounts that invest mainly in foreign companies of any size, including companies in developed and emerging industrialized markets. A foreign company is one that is organized outside of the United States and conducts the majority of its business abroad.

     The NBMI International Composite includes the performance of the Neuberger Berman International Fund. The separate accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance result of the NBMI International Composite.

     The performance of NBMI International Composite does not represent the past performance of the fund and is not an indication of the future performance of the fund. You should not assume that the fund will have the same performance as NBMI International Composite. The performance of the fund may be better or worse than the performance of NBMI International Composite due to, among other things, differences in portfolio holdings, expenses, asset sizes, and cash flows between the fund and the funds and separate accounts in the NBMI International Composite. The separate accounts in the NBMI International Composite generally have lower expenses and are sold through different distribution channels than the fund.

     The bar chart below shows how performance of NBMI International Composite has varied from year to year. The table beside the chart shows what the return of the NBMI International Composite would equal if you averaged out actual performance over various lengths of time. The performance information shown below does not reflect the expenses of the funds and separate accounts that comprise the NBMI International Composite. If these expenses were reflected, the returns shown would be lower. This information is based on past performance; it's not a prediction of future results.

                           17 INTERNATIONAL COMPOSITE

NBMI INTERNATIONAL COMPOSITE

[CHART]

YEAR-BY-YEAR % RETURNS as of 12/31 each year

--------------------------------------------------------------------------------
1995     '96     '97    '98     '99       '00      '01     '02       '03   '04
--------------------------------------------------------------------------------
9.71    25.77   13.08   4.08    68.35   -23.24    -16.67  -11.60    45.74  32.45

BEST QUARTER: Q4 '99, 43.69%
WORST QUARTER: Q3 '98, -25.74%


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2004

                                            1 YEAR      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
NBMI INTERNATIONAL COMPOSITE
Return Before Taxes                            32.45        1.77      11.55
Return After Taxes on Distributions              N/A         N/A        N/A
Return After Taxes on Distributions
and Sale of Fund Shares                          N/A         N/A        N/A
EAFE Index                                     20.70       -0.80       5.94

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTION:

The EAFE Index is an unmanaged index of stocks from Europe, Australasia, and the Far East.
--------------------------------------------------------------------------------
                           18 INTERNATIONAL COMPOSITE

                 (This page has been left blank intentionally.)

NEUBERGER BERMAN EQUITY FUNDS
INTERNATIONAL INSTITUTIONAL FUND

No load, sales charges or 12b-1 fees

If you'd like further details on this fund you can request a free copy of the following documents:

SHAREHOLDER  REPORTS  -- The  shareholder  reports
offer   information   about  the   fund's   recent
performance, including:

o a discussion by the portfolio manager(s) about strategies and market conditions

o    fund    performance    data   and   financial
     statements o portfolio holdings

STATEMENT OF ADDITIONAL  INFORMATION  (SAI) -- The
SAI contains more comprehensive information on this fund, including:

o various types of securities and practices, and their risks - investment limitations and additional policies - information about the fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment  manager:  NEUBERGER BERMAN  MANAGEMENT
INC. Sub-adviser: NEUBERGER BERMAN, LLC

o    OBTAINING INFORMATION

YOU CAN  OBTAIN A  SHAREHOLDER  REPORT,  SAI,  AND
OTHER  INFORMATION FROM YOUR INVESTMENT  PROVIDER,
OR FROM:

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-366-6264
212-476-8800

Institutional Support Services: 800-366-6264
Web site: www.nb.com
Email: fundinquiries@nb.com
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YOU CAN ALSO  REQUEST  COPIES OF THIS  INFORMATION            [NEUBERGER BERMAN
FROM THE SEC FOR THE COST OF A DUPLICATING  FEE BY            A LEHMAN BROTHERS COMPANY LOGO]
SENDING AN E-MAIL REQUEST TO publicinfo@sec.gov OR
BY WRITING TO THE SEC'S PUBLIC REFERENCE  SECTION,            NEUBERGER BERMAN MANAGEMENT INC.
WASHINGTON DC 20549-0102.  THEY ARE ALSO AVAILABLE            605 Third Avenue 2nd Floor
FROM THE EDGAR  DATABASE  ON THE SEC'S  WEBSITE AT            New York, NY 10158-0180
www.sec.gov.
                                                              SHAREHOLDER SERVICES:
YOU MAY ALSO  VIEW AND COPY THE  DOCUMENTS  AT THE            800-877-9700
SEC'S PUBLIC  REFERENCE ROOM IN  WASHINGTON.  CALL
202-942-8090  FOR INFORMATION  ABOUT THE OPERATION            INSTITUTIONAL SERVICES
OF THE PUBLIC REFERENCE ROOM.                                 800-366-6264

[RECYCLED SYMBOL]                                             www.nb.com
F0255 06/05 SEC file number: 811-582
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